THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Suite, ChoicePlusSM II Suite
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM C Share
ChoicePlus AssuranceSM L Share, ChoicePlus AssuranceSM Bonus

Supplement dated March 31, 2015

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

MFS® VIT Core Equity Series. The MFS® Variable Insurance Trust has informed us that the MFS® VIT Core Equity Series was reorganized into the MFS® VIT II Core Equity Portfolio (the “Fund”), a series of MFS® Variable Insurance Trust II, as of the close of trading on March 27, 2015. At the time of the reorganization, contractowners of units of the Fund subaccount automatically received a proportionate number of units of the MFS® VIT II Core Equity Portfolio subaccount based on the unit value of each fund at the time of the reorganization.

The Fund has an identical investment objective and identical investment strategies and policies as those of the Core Equity Series. The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”).

The following table reflects new expenses1 charged by the Fund (Service Class) as a result of this reorganization (as a percentage of each fund’s average net assets):
Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses2 (before any waivers/ reimbursements) =	Total Expenses (before any waivers/ reimbursements)	Total Contractual waivers/ reimbursements3,4	Total Expenses (after any waivers/ reimbursements)
0.75%	0.25%	0.10%	1.10%	(0.01)%	1.09%
1These expenses are pro forma combined, which assumes that the reorganization occurred on the first day of the twelve-month period ended December 31, 2013.
2”Other Expenses” for the Fund do not include the one-time fees and expenses that will be allocated to each Fund in connection with the consummation of the reorganization, as described in the Proxy Statement of the Fund. It is anticipated that the one-time fees and expenses allocated to the Core Equity Series will effectively be borne by MFS as a result of MFS’ agreement to bear the Core Equity Series’ expenses, as described in footnote 3 to this table, and the Fund will bear its own fees and expenses in connection with the reorganization.
3With respect to the Core Equity Series, MFS currently has agreed in writing to bear expenses of the fund such that “Total Expenses” do not exceed 1.15% of the fund’s average daily net assets annually. This agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.
4Upon consummation of the reorganization, MFS will agree in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Expenses” do not exceed 1.09% of the Fund’s average daily net assets annually. This written agreement will continue until modified by the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2016.

For complete details relating to this change, please refer to the Fund’s prospectus.

Please retain this Supplement for future reference.